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                                                                    EXHIBIT 32.1

                       NORTH COUNTRY FINANCIAL CORPORATION
                           SECTION 1350 CERTIFICATIONS

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C ss. 1350, and accompanies the quarterly report on Form 10-Q for the quarter ended September 30, 2003, (the "Form 10-Q") of North Country Financial Corporation (the "Issuer").

     I, C. James Bess, President and Chief Executive Officer of the Issuer, certify that:

     (1)  The Form 10-Q fully complies with the requirements of Section 13(a) or
          Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

     (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operation of the Issuer.



/s/ C. James Bess
-----------------------------------------
C. James Bess
President and Chief Executive Officer
(principal executive officer)
November 12, 2003